[FIRST AMERICAN FUNDS(TM) LOGO]




AMERICAN INCOME FUND


MRF




OCTOBER 31, 2002

ANNUAL REPORT

[FIRST AMERICAN FUNDS(TM) LOGO]


AMERICAN INCOME FUND



PRIMARY INVESTMENTS

American Income Fund, Inc. (the "Fund") invests in fixed-income securities, primarily in mortgage-backed securities. The Fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The following outlines the Fund's investment policies.

- The Fund will invest at least 65% of its assets in investment-grade securities under normal market conditions.

-    No more than 35% of the Fund's assets may be held in high-yield issues.

- The Fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets.


FUND OBJECTIVE

American Income Fund, Inc. is a closed-end investment fund that invests primarily in high-quality, fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The Fund's investment objective is to achieve high monthly income consistent with prudent risk to capital; its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

NOT FDIC INSURED     NO BANK GUARANTEE     MAY LOSE VALUE



     TABLE OF CONTENTS


  1  Fund Overview

  7  Financial Statements and Notes

 20  Investments in Securities

 34  Independent Auditors' Report

 35  Federal Income Tax Information

 36  Shareholder Update

[CHART]

AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the period ended October 31, 2002

                                                             SINCE INCEPTION
                          ONE YEAR         FIVE YEAR            12/30/1988
American Income Fund        2.48%            5.28%                8.05%
Blended Benchmark*          3.41%            5.54%                8.26%


The average annualized total returns for American Income Fund are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment-management results.

Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended October 31, 2002, were 6.22%, 6.40%, and 7.53%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT.
NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.
Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

*The blended benchmark for the American Income Fund is calculated based on the performance of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). Indexes are for illustrative purposes only and are not available for investment.

FUND OVERVIEW

DECEMBER 6, 2002

THE PAST 12 MONTHS HAVE BEEN QUITE CHALLENGING FOR INVESTORS AS THE ECONOMY HAS CONTINUED TO SPUTTER AND MARKET VOLATILITY HAS BEEN EXTREMELY HIGH. Entering 2002, the economy seemed to be responding to monetary and fiscal stimulus as a strong first quarter seemed to signal an end to the recession and the stock market regained the ground lost after the terrorist attacks. Both recoveries proved short-lived as the economy stumbled heading into the third quarter and reverberations from accounting scandals, corporate malfeasance, and investment banking conflicts of interest cast a heavy shadow over the markets for higher-risk assets. Investors lost faith in the credibility and quality of corporate earnings and the stock market entered yet another downleg in the nearly three-year-old bear market. Not surprisingly, this lack of confidence spilled over to the corporate bond market, and securities of lower-rated and more highly levered companies experienced their worst performance since 1991, with the high-yield bond market underperforming Treasuries by more than 1,000 basis points during the fiscal year ended October 31, 2002.

INVESTOR-RISK AVERSION CAUSED YET ANOTHER FLIGHT TO QUALITY, THE FED CONTINUED TO REDUCE THE FEDERAL FUNDS RATE IN AN ATTEMPT TO JUMPSTART THE ECONOMY AND EASE EQUITY MARKET JITTERS, AND TREASURY RATES DROPPED TO A 40-YEAR LOW. Residential mortgage rates also hit a generational low and homeowners rushed to refinance their mortgages, many for the second time in the past year. Mortgage prepayments soared and the mortgage market could not keep pace with Treasuries as rates dropped during the late summer months. This environment weighed heavily on returns for the American Income Fund portfolio with its heavy exposure to both mortgage-backed securities and high-yield bonds.

FOR THE YEAR ENDED OCTOBER 31, 2002, THE FUND HAD A TOTAL RETURN OF 2.48% BASED ON ITS NET ASSET VALUE. The Fund lagged its benchmark, a composite of 75% of the Lehman Brothers Government/Mortgage Index and 25% of the Lehman Brothers High Yield Index(1), which had a return of 3.41%


[SIDENOTE]

FUND MANAGEMENT

CHRIS NEUHARTH, CFA
is responsible for the management of the mortgage portion of the Fund. He has 21 years of financial experience.

DOUG HEDBERG, CFA
is responsible for the management of the high-yield portion of the Fund. He has 38 years of financial experience.

for the period. The Fund's performance was hurt by both its overweight to the high-yield sector and by heavy mortgage refinancings, which resulted in return of principal to the Fund to be reinvested in a lower interest-rate environment. Based on its market price, the Fund returned 6.22% as the NAV discount narrowed during the period.

DESPITE HEAVY MORTGAGE PREPAYMENTS, THE FUND MANAGED TO INCREASE ITS DIVIDEND FROM 5.50 CENTS TO 5.75 CENTS PER SHARE PER MONTH, RESULTING IN AN ANNUALIZED DISTRIBUTION RATE OF 8.24% BASED UPON THE PORTFOLIO COMPOSITION MARKET PRICE OF THE FUND AS OF OCTOBER 31, 2002. This was made possible by both lower costs of borrowing due to the drop in short-term rates and an increase in our


[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on October 31, 2002

U.S. Agency Mortgage-Backed Securities           25%
CMO-U.S. Agency Mortgage-Backed Securities        8%
Corporate Bonds                                   1%
CMO-Private Mortgage-Backed Securities           25%
High-Yield Corporate Bonds                       20%
Yankee Obligations                                2%
Asset-Backed Securities                          10%
Short-Term Securities                             3%
U.S. Treasury Securities                          4%
Other Assets                                      2%


(1) This benchmark consists of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). The Lehman Brothers Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. The Lehman Brothers High Yield Index covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (EMG) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144a securities are also included. These indexes are unmanaged and do not include any fees or expenses in their total return calculations.

allocation to higher-yielding corporate-debt securities. The dividend reserve ended the period at 1 cent per share. As you may know, our dividend philosophy is to pay out actual earnings without depleting principal, and future earnings may be impacted by both the performance of securities held in the portfolio and the short-term borrowing costs associated with the leverage used by the Fund.

LOOKING AHEAD, WE BELIEVE THAT THE ECONOMY SHOULD CONTINUE TO GROW AT A MODEST PACE THROUGH MUCH OF 2003. The Fed is likely done with their easing campaign, though low inflation and below-potential growth will prevent them from raising short-term rates in the foreseeable future. This should be a fairly positive environment for the Fund as borrowing costs remain low, mortgage prepayments subside, and the high-yield sector recovers. With corporate profits stabilized and companies focused on generating excess cash flow, we are positive on the high-yield sector and are currently in the process of increasing this exposure toward its maximum allocation of 35%. We also expect interest rates to rise modestly over the course of the year and will likely maintain the Fund's duration at the shorter end of its three- to five-year range.


POTENTIAL TENDER OFFER

The Fund has completed one of two potential tender offers. The first tender of 20% of the Fund's shares was in 2001. The next tender, for up to 10% of the Fund's shares, may occur in the second quarter of 2003. This tender offer would be at NAV, less expenses of the tender offer, and is contingent upon the discount between the Fund's market price and NAV per share exceeding 5% during the 12 weeks preceding February 1, 2003, and upon the board determining at the time that the tender offer continues to be in the best interest of the Fund's shareholders.

AS ALWAYS, WE APPRECIATE YOUR CONFIDENCE IN THE FUND'S MANAGEMENT TEAM. We will continue to closely monitor the economy in an attempt to maximize the Fund's investment objective of paying high monthly income consistent with prudent investment risk. If you have any questions about American Income Fund or need assistance with your other investments, please call us at 800-677-FUND.


Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Vice President, Investments
First American Funds

                 (This page has been left blank intentionally.)

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002
.................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $113,122,471
Cash in bank on demand deposit  ............................       1,017,267
Receivable for investment securities sold  .................         732,784
Accrued interest receivable  ...............................       1,167,602
                                                                ------------
  Total assets  ............................................     116,040,124
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      32,891,718
Payable for investment securities purchased  ...............         605,750
Accrued interest expense  ..................................         161,027
Accrued investment management fee  .........................          45,432
Accrued administrative fee  ................................           6,989
Other accrued expenses  ....................................          31,123
                                                                ------------
  Total liabilities  .......................................      33,742,039
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $ 82,298,085
                                                                ============

COMPOSTION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $108,097,082
Undistributed net investment income  .......................          94,820
Accumulated net realized loss on investments  ..............     (26,339,155)
Unrealized appreciation of investments  ....................         445,338
                                                                ------------

  Total-representing net assets applicable to capital
    stock  .................................................    $ 82,298,085
                                                                ============

  *Investments in securities at identified cost  ...........    $112,677,133
                                                                ============

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets  ................................................    $ 82,298,085
Shares outstanding (authorized 200 million shares of $0.01
  par value)  ..............................................       9,454,221
Net asset value per share  .................................    $       8.70
Market price per share  ....................................    $       8.37

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  2002 ANNUAL REPORT  7  AMERICAN INCOME FUND

FINANCIAL STATEMENTS  continued

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002
.................................................................................

INCOME:
Interest (net of interest expense of $880,928) .............    $ 7,457,668
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................        547,801
Administrative fee  ........................................         84,277
Custodian and accounting fees  .............................         45,931
Transfer agent fees  .......................................         37,056
Reports to shareholders  ...................................         28,320
Directors' fees  ...........................................          6,349
Audit and legal fees  ......................................         15,679
Other expenses  ............................................         44,470
                                                                -----------
  Total expenses  ..........................................        809,883
                                                                -----------

  Net investment income  ...................................      6,647,785
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized loss on investments in securities  ............     (3,394,746)
Net change in unrealized appreciation or depreciation of
  investments  .............................................     (1,376,839)
                                                                -----------

  Net loss on investments  .................................     (4,771,585)
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $ 1,876,200
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  2002 ANNUAL REPORT  8  AMERICAN INCOME FUND

FINANCIAL STATEMENTS  continued

STATEMENT OF CASH FLOWS  For the Year Ended October 31, 2002
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................    $ 7,457,668
Net expenses ...............................................       (809,883)
                                                                -----------
  Net investment income ....................................      6,647,785
                                                                -----------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................        123,118
  Net amortization of bond discount and premium ............       (194,205)
  Change in accrued fees and expenses ......................         60,245
                                                                -----------
    Total adjustments ......................................        (10,842)
                                                                -----------

    Net cash provided by operating activities ..............      6,636,943
                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     60,628,602
Purchases of investments ...................................    (60,284,707)
Net sales of short-term securities .........................        387,026
                                                                -----------

    Net cash provided by investing activities ..............        730,921
                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............        149,037
Distributions paid to shareholders .........................     (6,499,634)
                                                                -----------

    Net cash used by financing activities ..................     (6,350,597)
                                                                -----------
Net increase in cash .......................................      1,017,267
Cash at beginning of year ..................................             --
                                                                -----------

    Cash at end of year ....................................    $ 1,017,267
                                                                ===========

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $   837,983
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  2002 ANNUAL REPORT  9  AMERICAN INCOME FUND

FINANCIAL STATEMENTS  continued

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                 YEAR ENDED        YEAR ENDED
                                                                  10/31/02          10/31/01
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 6,647,785       $ 6,967,036
Net realized loss on investments in securities  ............     (3,394,746)         (662,186)
Net change in unrealized appreciation or depreciation of
  investments  .............................................     (1,376,839)        3,453,334
                                                                -----------       -----------

  Net increase in net assets resulting from operations  ....      1,876,200         9,758,184
                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (6,499,046)       (6,225,714)
From tax return of capital  ................................             --          (262,245)
                                                                -----------       -----------
  Total distributions  .....................................     (6,499,046)       (6,487,959)
                                                                -----------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....             --       (21,555,622)
                                                                -----------       -----------
  Total decrease in net assets  ............................     (4,622,846)      (18,285,397)

Net assets at beginning of year  ...........................     86,920,931       105,206,328
                                                                -----------       -----------

Net assets at end of year  .................................    $82,298,085       $86,920,931
                                                                ===========       ===========

Undistributed (distributions in excess of) net investment
  income  ..................................................    $    94,820       $   (53,919)
                                                                ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  2002 ANNUAL REPORT  10  AMERICAN INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
.............................
                American Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment Company. The Fund invests primarily in high-quality, fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The Fund's investment objective is to achieve high monthly income consistent with prudent investment risk; its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

(2) SUMMARY OF
  SIGNIFICANT
  ACCOUNTING
  POLICIES
.............................
                SECURITY VALUATION
                Portfolio securities for which market valuations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                Security valuations for the Fund's investments are furnished by one or more independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

                  2002 ANNUAL REPORT  11  AMERICAN INCOME FUND

               NOTES TO FINANCIAL STATEMENTS  continued

                Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. As of October 31, 2002, the Fund held fair value securities with a fair value of $107,869 or 0.13% of total net assets. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost which approximates market value.

                Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund, determined at the close of the New York Stock Exchange (generally
                3:00 p.m. central time) on the valuation date.

                SECURITY TRANSACTIONS AND INVESTMENT INCOME
                The Fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income,

                  2002 ANNUAL REPORT  12  AMERICAN INCOME FUND

               NOTES TO FINANCIAL STATEMENTS  continued

                including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

                REVERSE REPURCHASE AGREEMENTS
                Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the fiscal year ended October 31, 2002, the weighted average borrowings outstanding were $32,327,801 and the weighted average interest rate was 2.60%.

                REPURCHASE AGREEMENTS
                The Fund may enter into repurchase agreements with certain broker-dealers, which are secured by U.S. government or agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default.

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the Fund may buy and sell financial futures contracts and related options. Risks of entering

                  2002 ANNUAL REPORT  13  AMERICAN INCOME FUND

               NOTES TO FINANCIAL STATEMENTS  continued

                into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The Fund did not invest in futures transactions during the fiscal year ended
                October 31, 2002.

                MORTGAGE DOLLAR ROLLS
                The Fund may enter into mortgage dollar rolls in which the Fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the Fund receives negotiated fees. For the fiscal year ended October 31, 2002, there were no such fees earned by the Fund.

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                  2002 ANNUAL REPORT  14  AMERICAN INCOME FUND

               NOTES TO FINANCIAL STATEMENTS  continued

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                The tax character of distributions paid during the fiscal years ended October 31, 2002 and 2001 was as follows:

                                             2002        2001
                                          ----------  ----------
Distributions paid from:
Ordinary income ........................  $6,449,634  $6,934,478
Return of capital ......................          --     262,245
                                          ----------  ----------
                                          $6,499,634  $7,196,723
                                          ==========  ==========

                At October 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income...........  $      94,820
Accumulated capital losses..............    (26,339,155)
Unrealized appreciation.................        445,338
                                          -------------
Accumulated deficit.....................  $ (25,798,997)
                                          =============

                On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to increase accumulated net realized gain on investments and decrease additional paid-in-capital by $76,585.

                  2002 ANNUAL REPORT  15  AMERICAN INCOME FUND

               NOTES TO FINANCIAL STATEMENTS  continued

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the Fund are distributed to shareholders at least annually.

(3) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Asset Management, Inc., formerly known as U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.65% of average weekly net assets. For its fee, the Advisor provides investment advice and, in general, conducts the management and investment activities of the Fund.

                Pursuant to a co-administration agreement (the "Co-Administration Agreement"), U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, Inc., a subsidiary of U.S. Bancorp (collectively the "Administrators") provide or supervise others who provide administrative services, including certain legal and shareholder services, to the Fund. Under the Co-Administration Agreement, the Administrators receive a monthly administrative fee in an amount equal to an annualized rate of 0.10% of the Fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the Fund). For its fee, the Administrators provide numerous services to the Fund including but not limited to handling the general business affairs, financial and regulatory reporting, and various record-keeping functions. As a part of its co-administrator duties, the Advisor has retained SEI

                  2002 ANNUAL REPORT  16  AMERICAN INCOME FUND

               NOTES TO FINANCIAL STATEMENTS  continued

                Investments Inc. to perform net asset value calculations and retained EquiServe to perform transfer agent functions.

                OTHER FEES AND EXPENSES
                In addition to the investment management and administrative fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian and accounting fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

(4) INVESTMENT
  SECURITY
  TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the fiscal year ended October 31, 2002, aggregated $61,090,895 and $60,955,250, respectively.

(5) CAPITAL LOSS
  CARRYOVER
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at October 31, 2002, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

 CAPITAL LOSS
  CARRYOVER    EXPIRATION
 ------------  ----------
 $11,955,561       2003
   1,699,165       2004
   1,155,089       2006
   2,573,283       2007
   4,931,683       2008
     662,186       2009
   3,362,188       2010
 -----------
 $26,339,155
 ===========

(6) REPURCHASE
  OFFER
.............................
                During the 2001 fiscal year, the Fund completed an offer to shareholders to repurchase up to 20% of its outstanding shares at net asset value. The repurchase

                  2002 ANNUAL REPORT  17  AMERICAN INCOME FUND

               NOTES TO FINANCIAL STATEMENTS  continued

                price was determined on April 19, 2001 at the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee), and proceeds paid on April 23, 2001 by the Fund were as follows:

 PERCENTAGE     SHARES     REPURCHASE    PROCEEDS
 REPURCHASED  REPURCHASED    PRICE         PAID
 -----------  -----------  ----------  -------------
       20%     2,363,555     $9.10      $21,508,351

(7) TENDER OFFER
.............................
                On October 17, 2000, the Fund announced that the Fund's board of directors voted to authorize a tender offer to purchase up to 10% of the outstanding voting shares of the Fund. The tender offer price would be equal to the net asset value of the shares, less expenses of the tender offer, and is contingent upon the discount between the Fund's market price and net asset value per share exceeding 5% during the twelve calendar weeks preceeding February 1, 2003, and upon the board determining at that time that the tender continues to be in the best interest of the Fund's shareholders.

                  2002 ANNUAL REPORT  18  AMERICAN INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(8) FINANCIAL HIGHLIGHTS
.............................
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN INCOME FUND

                                                      YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------
                                           2002    2001    2000 (D)      1999      1998
                                          ------  ------  -----------  --------  --------
PER-SHARE DATA
Net asset value, beginning
  of period ............................  $ 9.19  $ 8.90    $ 9.23      $ 9.94    $10.27
                                          ------  ------    ------      ------    ------
Operations:
  Net investment income ................    0.70    0.65      0.68        0.65      0.64
  Net realized and unrealized gains
    (losses) on investments ............   (0.50)   0.26     (0.29)      (0.64)    (0.20)
                                          ------  ------    ------      ------    ------
    Total from operations ..............    0.20    0.91      0.39        0.01      0.44
                                          ------  ------    ------      ------    ------
Distributions to shareholders:
  From net investment income ...........   (0.69)  (0.59)    (0.67)      (0.70)    (0.71)
  From tax return of capital ...........      --   (0.03)    (0.05)      (0.02)    (0.06)
                                          ------  ------    ------      ------    ------
    Total distributions ................   (0.69)  (0.62)    (0.72)      (0.72)    (0.77)
                                          ------  ------    ------      ------    ------
  Net asset value, end of period .......  $ 8.70  $ 9.19    $ 8.90      $ 9.23    $ 9.94
                                          ======  ======    ======      ======    ======
  Market value, end of period ..........  $ 8.37  $ 8.53    $ 8.06      $ 9.94    $10.27
                                          ======  ======    ======      ======    ======
SELECTED INFORMATION
Total return, net asset value (a) ......    2.48%  10.96%     5.97%       1.28%     5.22%
Total return, market value (b) .........    6.22%  13.69%    17.20%      (3.68)%   (0.74)%
Net assets at end of period
  (in millions) ........................  $   82  $   87    $  105      $  109    $  117
Ratio of expenses to average weekly net
  assets excluding interest expense ....    0.96%   0.89%     1.06%       1.06%     1.02%
Ratio of expenses to average weekly net
  assets including interest expense ....    2.00%   2.06%     1.59%       2.54%     3.29%
Ratio of net investment income to
  average weekly net assets ............    7.88%   7.37%     7.52%       6.73%     6.39%
Portfolio turnover rate (excluding
  short-term securities) ...............      54%     82%       65%         99%       80%
Amount of borrowings outstanding at end
  of period (in millions) ..............  $   33  $   33    $   --      $   25    $   54
Per-share amount of borrowings
  outstanding at end of period .........  $ 3.48  $ 3.46    $   --      $ 2.10    $ 4.57
Per-share amount of net assets,
  excluding borrowings, at end
  of period                               $12.18  $12.66    $ 8.90      $11.33    $14.51
Asset coverage ratio (c) ...............     350%    366%      N/A         539%      317%

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE OCTOBER 24, 2000, THE ADVISOR WAS CHANGED FROM MENTOR INVESTMENT ADVISORS, A WHOLLY OWNED SUBSIDIARY OF FIRST UNION CORPORATION, TO U.S. BANK NATIONAL ASSOCIATION, ACTING THROUGH ITS FIRST AMERICAN ASSET MANAGEMENT DIVISION. U.S. BANCORP ASSET MANAGEMENT, INC., A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION, IS THE SUCCESSOR TO FIRST AMERICAN ASSET MANAGEMENT.

                  2002 ANNUAL REPORT  19  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES

AMERICAN INCOME FUND                                             October 31, 2002
 ......................................................................................

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (40.5%)
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (35.5%)
    ADJUSTABLE RATE (f) (1.6%)
      FHLMC
        5.23%, 9/1/18, #605911...........................  $       521     $        534
      FNMA
        4.78%, 7/1/27, #70179............................        7,326            7,409
      GNMA
        6.63%, 12/20/22, #8096 (h).......................    1,292,363        1,336,756
                                                                           ------------
                                                                              1,344,699
                                                                           ------------
    FIXED RATE (33.9%)
      FHLMC Gold
        7.00%, 12/1/14, #E00766 (h)......................      623,219          661,392
        6.50%, 8/1/30, #C43641 (h).......................    2,380,442        2,477,135
      FHLMC
        10.75%, 9/1/09, #160089..........................       94,188          102,194
        9.50%, 12/1/09, #300119 (h)......................      528,285          568,393
      FNMA
        6.00%, 12/1/13, #190719 (h)......................    1,906,357        1,965,022
        7.50%, 4/1/15, #534888 (h).......................      777,030          826,992
        7.50%, 5/1/15, #537440 (h).......................      407,690          434,316
        7.00%, 6/1/17, #254384 (h).......................    1,423,340        1,508,299
        7.00%, 7/1/17, #254414...........................    1,894,258        2,005,933
        6.00%, 5/1/29, #323702 (h).......................    3,727,588        3,845,231
        7.00%, 8/1/29, #510487 (h).......................    1,868,115        1,955,095
        6.50%, 5/1/31, #540814 (h).......................    2,089,538        2,166,107
        7.00%, 9/1/31, #596680 (h).......................    1,914,575        2,008,302
        7.00%, 3/1/32, #635970 (h).......................    1,388,909        1,451,410
        6.50%, 6/1/32, #596712 (h).......................    1,981,050        2,063,178
      GNMA
        7.00%, 12/15/08, #780388 (h).....................    1,150,045        1,231,986
        11.50%, 5/15/13, #63292 .........................       21,109           24,609
        11.50%, 6/15/19, #274352.........................       28,925           34,091
        7.00%, 4/15/24, #376467 (h)......................    1,255,395        1,333,078
        7.50%, 12/15/30, #535621 (h).....................    1,134,055        1,206,351
                                                                           ------------
                                                                             27,869,114
                                                                           ------------

        Total U.S. Agency Mortgage-Backed Securities.....                    29,213,813
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  20  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
  U.S. TREASURIES (5.0%)
      U.S. Treasury Bonds
        4.38%, 8/15/12...................................  $ 1,000,000     $  1,037,470
        5.38%, 2/15/31...................................    1,000,000        1,055,508
      U.S. Treasury Note
        3.25%, 5/31/04...................................    2,000,000        2,052,380
                                                                           ------------
                                                                              4,145,358
                                                                           ------------

        Total U.S. Government and Agency Securities
          (cost: $32,152,601)............................                    33,359,171
                                                                           ------------

CMO-U.S. AGENCY MORTGAGE-BACKED SECURITIES (11.0%)
  FIXED RATE (8.2%)
      FHLMC REMIC
        Series 1647, Class B
          6.50%, 11/15/08................................      724,147          729,943
      FNMA REMIC
        Series 2002-W1, Class 2A
          7.50%, 2/25/42.................................    2,210,458        2,369,589
      GNMA REMIC
        Series 1999-22, Class BD
          7.00%, 5/21/25.................................    1,500,000        1,550,048
        Series 2001-61, Class ED
          6.00%, 12/16/31................................    2,000,000        2,074,316
                                                                           ------------
                                                                              6,723,896
                                                                           ------------
  Z-BOND (e) (2.8%)
      GNMA REMIC
        Series 2001-8, Class Z
          6.50%, 3/20/31 (h).............................    2,216,182        2,316,483
                                                                           ------------

        Total CMO-U.S. Agency Mortgage-Backed Securities
          (cost: $8,542,545).............................                     9,040,379
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  21  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
CMO-PRIVATE MORTGAGE-BACKED SECURITIES (34.6%)
  ADJUSTABLE RATE (f) (2.5%)
      California Federal Bank Los Angeles
        Series 1991-CI2, Class A
          6.15%, 7/15/21 (g).............................  $   108,920     $    107,150
      DLJ ABS Trust
        Series 2000-5, Class M1
          2.48%, 9/25/30 (b).............................    2,000,000        1,985,968
                                                                           ------------
                                                                              2,093,118
                                                                           ------------
  FIXED RATE (32.1%)
      BA Mortgage Securities
        Series 1998-3, Class 2B2
          6.50%, 7/25/13.................................      244,428          251,944
        Series 1998-4, Class 2B2
          6.50%, 8/25/13.................................      259,780          274,177
      Citicorp Mortgage Securities
        Series 2001-6, Class M
          6.50%, 5/25/29.................................    2,007,255        2,145,878
      First Nationwide Trust
        Series 2001-3, Class 2A1
          8.17%, 1/25/23.................................    1,672,754        1,791,515
      GE Capital Mortgage Services
        Series 1993-18, Class B-1
          6.00%, 2/25/09 (c).............................      838,964          849,594
        Series 1997-13, Class M
          6.75%, 12/25/12................................    1,542,238        1,587,996
        Series 1998-1, Class M
          6.75%, 1/25/13.................................      583,846          605,857
        Series 1994-6, Class A9
          6.50%, 9/25/22 (h).............................    1,019,959        1,038,043
      GS Mortgage Securities
        Series 2001-2, Class A
          7.50%, 6/19/32.................................    1,527,595        1,585,033
      HSBC Mortgage Loan Trust
        Series 2000-HSB1, Class A3
          7.11%, 12/16/30................................      357,231          358,325
      IMPAC Secured Assets CMN Owner Trust
        Series 2000-5, Class A2
          6.73%, 8/25/26.................................      347,286          347,553

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  22  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
      Norwest Asset Securities
        Series 1996-2, Class M
          7.00%, 9/25/11.................................  $ 1,071,158     $  1,099,222
        Series 1997-7, Class M
          7.00%, 5/25/27.................................    1,321,143        1,357,435
        Series 1998-2, Class M
          6.50%, 2/25/28.................................    1,130,322        1,176,439
      Prudential Home Mortgage Securities
        Series 1993-22, Class M
          7.00%, 7/25/23 (h).............................    1,933,658        1,961,426
        Series 1993-27, Class M
          7.50%, 7/25/23 (h).............................    1,187,736        1,185,254
        Series 1994-29, Class M
          7.00%, 10/25/24................................    1,971,936        2,012,242
        Series 1995-5, Class B1
          7.25%, 9/25/25 (c).............................    1,641,974        1,643,731
        Series 1995-5, Class M
          7.25%, 9/25/25.................................    1,589,686        1,591,164
        Series 1995-7, Class M
          7.00%, 11/25/25 (c)............................    1,358,352        1,379,189
        Series 1996-4, Class B1
          6.50%, 4/25/26.................................      425,715          431,590
      Residential Funding Mortgage Security I
        Series 2001-S21, Class M3
          6.25%, 9/25/16.................................      438,428          455,140
      Washington Mutual
        Series 1999 WM2, Class 2A
          7.00%, 11/19/14 (h)............................      761,012          792,526
      Wells Fargo Mortgage-Backed Securities Trust
        Series 2001-23, Class B3
          6.25%, 10/25/16................................      478,749          496,994
                                                                           ------------
                                                                             26,418,267
                                                                           ------------

        Total CMO-Private Mortgage-Backed Securities
          (cost: $27,425,325)............................                    28,511,385
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  23  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
HIGH YIELD CORPORATE BONDS (31.0%)
  AEROSPACE (0.9%)
      BE Aerospace,
        Callable 11/1/03 @104.75
          9.50%, 11/1/08.................................  $   500,000     $    340,000
      Sequa
          9.00%, 8/1/09..................................      500,000          417,500
                                                                           ------------
                                                                                757,000
                                                                           ------------
  CABLE TELEVISION (1.2%)
      Charter Communications,
        Callable 4/1/04 @104.31
          8.63%, 4/1/09..................................      500,000          215,000
      CSC Holdings, Series B
          7.63%, 4/1/11..................................      500,000          405,000
      Paxson Communications,
        Callable 1/15/06 @ 106.12
          12.25%, 1/15/09 (b)............................      750,000          363,750
                                                                           ------------
                                                                                983,750
                                                                           ------------
  CHEMICALS AND PLASTICS (1.1%)
      Applied Extrusion, Series B,
        Callable 7/1/06 @ 105.38
          10.75%, 7/1/11 (c).............................      500,000          285,000
      FMC,
        Callable 11/1/06 @ 105.12
          10.25%, 11/1/09 (c)............................      200,000          206,000
      Lyondell Chemical,
        Callable 5/1/04 @ 105.44
          10.88%, 5/1/09.................................      500,000          425,000
                                                                           ------------
                                                                                916,000
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  24  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
  CONSUMER PRODUCTS (1.3%)
      Playtex Family Products,
        Callable 6/1/06 @ 104.69
          9.38%, 6/1/11..................................  $   500,000     $    532,500
      Simmons, Series B,
        Callable 3/15/04 @ 105.12
          10.25%, 3/15/09................................      500,000          532,500
                                                                           ------------
                                                                              1,065,000
                                                                           ------------
  CONTAINERS (1.2%)
      Greif Brothers,
        Callable 8/1/07 @ 104.44
          8.88%, 8/1/12 (c)..............................      300,000          310,500
      Owens-Brockway Glass Container,
        Callable 2/15/06 @ 104.44
          8.88%, 2/15/09 (c).............................      500,000          513,750
      Stone Container,
        Callable 7/1/07 @ 104.19
          8.38%, 7/1/12..................................      200,000          206,000
                                                                           ------------
                                                                              1,030,250
                                                                           ------------
  ENERGY (2.7%)
      Chesapeake Energy
          8.13%, 4/1/11..................................      200,000          204,000
      Ocean Energy, Series B,
        Callable 7/1/03 @ 104.19
          8.38%, 7/1/08..................................      500,000          530,000
      Parker Drilling, Series B
        Callable 11/15/04 @ 105.06
          10.13%, 11/15/09 (c)...........................      500,000          485,000
      Pride Petroleum Services,
        Callable 1/8/03 @ 104.69
          9.38%, 5/1/07..................................      500,000          521,250
      Swift Energy,
        Callable 8/1/04 @ 105.12
          10.25%, 8/1/09.................................      500,000          470,000
                                                                           ------------
                                                                              2,210,250
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  25  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
  FINANCE (0.7%)
      Sovereign Bancorp
          10.50%, 11/15/06...............................  $   500,000     $    555,000
                                                                           ------------
  FOOD AND BEVERAGE (2.2%)
      Corn Products International
          8.25%, 7/15/07.................................      500,000          481,137
      Dominos, Series B,
        Callable 1/15/04 @ 105.19
          10.38%, 1/15/09................................      500,000          536,250
      Fleming, Series D,
        Callable 12/23/02 @ 105.31
          10.63%, 7/31/07................................      500,000          322,500
      Ingles Markets,
        Callable 12/1/06 @ 104.44
          8.88%, 12/1/11 (c).............................      500,000          445,000
                                                                           ------------
                                                                              1,784,887
                                                                           ------------
  GAMING (2.5%)
      Coast Hotels and Casinos,
        Callable 4/1/04 @ 104.75
          9.50%, 4/1/09..................................      400,000          418,000
      Isle of Capri Casinos,
        Callable 4/15/04 @ 104.38
          8.75%, 4/15/09.................................      500,000          500,000
      Mohegan Tribal Gaming
          8.13%, 1/1/06..................................      500,000          512,500
      Park Place Entertainment
          7.88%, 12/15/05................................      500,000          502,500
      Resort International Hotel & Casino,
        Callable 3/15/07 @ 106
          11.50%, 3/15/09 (c)............................      200,000          164,000
                                                                           ------------
                                                                              2,097,000
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  26  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
  HEALTH CARE (1.3%)
      IASIS Healthcare,
        Callable 10/15/04 @ 106.50
          13.00%, 10/15/09...............................  $   500,000     $    510,000
      Triad Hospitals, Series B,
        Callable 5/15/04 @ 105.50
          11.00%, 5/15/09................................      500,000          555,000
                                                                           ------------
                                                                              1,065,000
                                                                           ------------
  HOTELS (1.2%)
      Florida Panthers Holdings,
        Callable 4/15/04 @ 104.94
          9.88%, 4/15/09 (c).............................      500,000          515,000
      HMH Properties, Series B
          7.88%, 8/1/08..................................      500,000          475,000
                                                                           ------------
                                                                                990,000
                                                                           ------------
  MANUFACTURING (2.4%)
      American Axle & Manufacturing,
        Callable 3/1/04 @ 104.87
          9.75%, 3/1/09..................................      500,000          532,500
      American Standard
          7.38%, 4/15/05.................................      500,000          515,000
      Schuler Homes,
        Callable 7/15/05 @ 104.69
          9.38%, 7/15/09 (c).............................      500,000          492,500
      WCI Communities
        Callable 5/1/07 @ 104.56
          9.13%, 5/1/12 (c)..............................      500,000          413,750
                                                                           ------------
                                                                              1,953,750
                                                                           ------------
  SERVICES (3.9%)
      Allied Waste, Series B,
        Callable 8/1/04 @ 105
          10.00%, 8/1/09.................................      500,000          481,875
      Autonation
          9.00%, 8/1/08 (c)..............................      500,000          505,000
      Bally Total Fitness, Series D,
        Callable 12/23/02 @ 104.94
          9.88%, 10/15/07................................      500,000          427,500

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  27  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
      Premier Parks,
        Callable 4/1/03 @ 105
          10.00%, 4/1/08 (b).............................  $   500,000     $    446,250
      Service Corporation International
          7.70%, 4/15/09 (c).............................      500,000          422,500
      United Rentals, Series B,
        Callable 1/15/04 @ 104.63
          9.25%, 1/15/09.................................      500,000          366,250
      Weight Watchers
          13.00%, 10/1/09................................      500,000          565,000
                                                                           ------------
                                                                              3,214,375
                                                                           ------------
  TECHNOLOGY (0.6%)
      Fisher Scientific International,
        Callable 2/1/03 @ 104.50
          9.00%, 2/1/08..................................      500,000          515,000
                                                                           ------------
  TELECOMMUNICATIONS (2.0%)
      Crown Castle,
        Callable 8/1/05 @ 105.38
          10.75%, 8/1/11.................................      500,000          382,500
      Echostar DBS,
        Callable 1/15/06 @ 104.56
          9.13%, 1/15/09 (c).............................      500,000          493,750
      Nextel Communications,
        Callable 11/15/04 @ 104.69
          9.38%, 11/15/09................................      500,000          430,000
      Qwest Capital Funding
          7.75%, 8/15/06.................................      500,000          310,000
                                                                           ------------
                                                                              1,616,250
                                                                           ------------
  TRANSPORTATION (0.9%)
      CP Ships Limited,
        Callable 7/15/07 @ 105.19
          10.38%, 7/15/12................................      500,000          515,000
      Northwest Airlines
          9.88%, 3/15/07.................................      500,000          215,000
                                                                           ------------
                                                                                730,000
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  28  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------
  UTILITIES (1.9%)
      AES
          9.38%, 9/15/10.................................  $   500,000     $    225,000
      CMS Energy
          8.50%, 4/15/11.................................      500,000          350,000
      Mission Energy
          13.50%, 7/15/08................................      500,000          125,000
      Western Resources
          9.75%, 5/1/07 (c)..............................      500,000          450,000
      Xcel Energy
          7.00%, 12/1/10.................................      500,000          425,000
                                                                           ------------
                                                                              1,575,000
                                                                           ------------
  YANKEE OBLIGATIONS (3.0%)
      Biovail,
        Callable 4/1/06 @ 103.94
          7.88%, 4/1/10..................................      500,000          502,500
      Rogers Cablesystems, Series B
          10.00%, 3/15/05................................      500,000          495,000
      Rogers Cantel,
        Callable 12/23/02 @ 104.40
          8.80%, 10/1/07.................................      500,000          350,000
      Royal Caribbean Cruises
          8.25%, 4/1/05..................................      500,000          472,500
      Telus
          8.00%, 6/1/11..................................      250,000          193,750
      Tyco International
          6.75%, 2/15/11.................................      500,000          425,000
      Worldwide Fiber,
        Callable 8/1/04 @ 106
          12.00%, 8/1/09 (i).............................      450,000               45
                                                                           ------------
                                                                              2,438,795
                                                                           ------------

        Total High Yield Corporate Bonds
          (cost: $28,434,845)............................                    25,497,807
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  29  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                               Par            Market
Description of Security                                       Value         Value (a)
---------------------------------------------------------  -----------     ------------

ASSET-BACKED SECURITIES (14.2%)
  COMMERCIAL (4.6%)
      GMAC Commercial Mortgage Securities
        Series 1998, Class A2
          6.42%, 5/15/35.................................  $ 1,350,000     $  1,506,821
      Morgan Stanley Capital
        Series 1999 RMI, Class A2
          6.71%, 12/15/31................................    1,000,000        1,134,629
        Series 1999 FNV1, Class A1
          6.12%, 3/15/31.................................    1,094,392        1,182,921
                                                                           ------------
                                                                              3,824,371
                                                                           ------------
  HOME EQUITY (5.6%)
      Contimortgage Home Equity Loan Trust
        Series 1994-3, Class A2I0
          0.13%, 3/15/14 (d) (g).........................    3,085,564              719
      Corestates Home Equity Trust
        Series 1994-1, Class A
          6.65%, 5/15/09.................................      592,930          608,281
      Green Tree Financial
        Series 1997-A, Class HEM2
          7.90%, 3/15/28.................................    1,394,000        1,482,210
        Series 1998-D, Class HEM1
          6.71%, 8/15/29.................................    2,396,294        2,525,458
                                                                           ------------
                                                                              4,616,668
                                                                           ------------
  MANUFACTURED HOUSING (4.0%)
      Green Tree Financial
        Series 1994-2, Class A5
          8.30%, 5/15/19.................................    1,115,000        1,175,339
      Oakwood Mortgage Investments
        Series 1994-A, Class A3
          9.10%, 2/15/15.................................    2,000,000        2,105,085
                                                                           ------------
                                                                              3,280,424
                                                                           ------------

        Total Asset-Backed Securities
          (cost: $11,017,544)............................                    11,721,463
                                                                           ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

                  2002 ANNUAL REPORT  30  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

AMERICAN INCOME FUND
(CONTINUED)

                                                             Shares/          Market
Description of Security                                     Par Value       Value (a)
---------------------------------------------------------  -----------     ------------
CORPORATE BONDS (1.7%)
  FINANCE (1.7%)
      Ford Motor Credit
          5.80%, 1/12/09.................................  $   500,000     $    424,220
      General Motors Acceptance Corporation
          7.75%, 1/19/10.................................      500,000          488,022
      Household Finance
          7.20%, 7/15/06.................................      500,000          465,524
                                                                           ------------
                                                                              1,377,766
                                                                           ------------
        Total Corporate Bonds
          (cost: $1,489,773).............................                     1,377,766
                                                                           ------------
RELATED PARTY MONEY MARKET FUND (4.4%)
      First American Prime Obligations Fund (j)..........    3,614,500        3,614,500
                                                                           ------------
        Total Related Party Money Market Fund
          (cost: $3,614,500).............................                     3,614,500
                                                                           ------------
        Total Investments in Securities
          (cost: $112,677,133) (k).......................                  $113,122,471
                                                                           ============

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) DELAYED INTEREST (STEP BONDS)-REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON SECURITIES UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS. THE INTEREST RATE SHOWN REPRESENTS THE CURRENT YIELD AT OCTOBER 31, 2002, BASED UPON THE ESTIMATED TIMING AND AMOUNT OF FUTURE INTEREST AND PRINCIPAL PAYMENTS.
(c) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, WHICH MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "QUALIFIED INSTITUTIONAL BUYERS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE FUND'S BOARD OF DIRECTORS.
(d) INTEREST ONLY-REPRESENTS A SECURITY THAT ENTITLES HOLDERS TO RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST ONLY SECURITY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL REPAYMENTS OF THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. THE INTEREST RATE SHOWN REPRESENTS THE CURRENT YIELD BASED UPON THE CURRENT COST BASIS, ESTIMATED TIMING, AND AMOUNT OF FUTURE CASH FLOWS.
(e) Z-BOND-REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING THEIR ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. THE INTEREST RATE SHOWN REPRESENTS THE CURRENT YIELD BASED UPON THE CURRENT COST BASIS, ESTIMATED TIMING, AND AMOUNT OF FUTURE CASH FLOWS.
(f) VARIABLE RATE SECURITY-THE RATE SHOWN ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 2002.

                  2002 ANNUAL REPORT  31  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

(g) SECURITIES ARE VALUED AT FAIR VALUE UNDER GUIDELINES ESTABLISHED AND APPROVED BY THE FUND'S BOARD OF DIRECTORS. TOTAL FAIR VALUED SECURITIES ON OCTOBER 31, 2002 HAD A VALUE OF $107,869, WHICH REPRESENTS 0.13% OF TOTAL NET ASSETS.
(h) ON OCTOBER 31, 2002, SECURITIES VALUED AT $34,332,775 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                              NAME OF
                                                              BROKER
              ACQUISITION                      ACCRUED    AND DESCRIPTION
  AMOUNT         DATE       RATE*     DUE      INTEREST    OF COLLATERAL
-----------   -----------   -----   --------   --------   ---------------
$ 9,462,018     4/19/01     4.60%    4/19/03   $ 15,717          (1)
  5,785,600      8/8/02     1.66%     2/7/03     22,676          (2)
  1,989,000      8/8/02     1.70%     2/7/03      7,984          (3)
  1,413,000      8/8/02     1.64%     2/7/03      5,472          (4)
  2,234,100     9/20/02     1.86%    1/21/03      4,848          (5)
  3,954,000      5/8/02     2.01%    11/8/02     39,075          (6)
  2,341,000     5/13/02     2.08%   11/12/02     23,264          (7)
  5,713,000     6/19/02     1.96%   12/19/02     41,991          (8)
-----------                                    --------
$32,891,718                                    $161,027
===========                                    ========

* INTEREST RATE AS OF OCTOBER 31, 2002. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
        (1) MORGAN STANLEY;
           FNMA, 7.50%, 4/1/15, $777,030 PAR
           FNMA, 7.50%, 5/1/15, $407,690 PAR
           FNMA, 7.00%, 6/1/17, $854,004 PAR
           FNMA, 6.00%, 5/1/29, $3,727,588 PAR
           FNMA, 7.00%, 8/1/29, $1,868,115 PAR
           FNMA, 6.50%, 5/1/31, $1,209,432 PAR
           FNMA, 7.00%, 9/1/31, $1,914,575 PAR
        (2) MORGAN STANLEY;
           FHLMC, 6.50%, 8/1/30, $2,380,442 PAR
           FNMA, 7.00%, 6/1/17, $569,336 PAR
           FNMA, 6.50%, 5/1/31, $880,106 PAR
           FNMA, 7.00%, 3/1/32, $1,388,909 PAR
        (3) MORGAN STANLEY;
           GNMA REMIC, 6.50%, 3/20/31, $2,216,182 PAR
        (4) MORGAN STANLEY;
           GNMA, 6.63%, 12/20/22, $1,292,363 PAR
        (5) MORGAN STANLEY;
           GE CMS 1994-6, 6.5%, 9/25/22, $1,019,959 PAR
           WASHINGTON MUTUAL 1999 WM2, 7.00%, 11/19/14, $761,012 PAR
        (6) GOLDMAN SACHS;
           PRUDENTIAL 1993-22 M, 7.00%, 7/25/23, $1,933,658 PAR
           PRUDENTIAL 1993-27 M, 7.50%, 7/25/23, $1,187,736 PAR

                  2002 ANNUAL REPORT  32  AMERICAN INCOME FUND

INVESTMENTS IN SECURITIES continued

        (7) GOLDMAN SACHS;
        FHLMC, 7.00%, 12/1/14, $623,219 PAR
        GNMA, 7.00%, 4/15/24, $1,255,395 PAR
        (8) GOLDMAN SACHS;
           FHLMC, 9.50%, 12/1/09, $528,285 PAR
           FNMA, 6.00%, 12/1/13, $1,906,357 PAR
           FNMA, 6.50%, 6/1/32, $1,981,050 PAR
           GNMA, 7.00%, 12/15/08, $1,150,045 PAR
           GNMA, 7.50%, 12/15/30, $1,134,055 PAR
(i) SECURITY IS NON-INCOME PRODUCING AND IS CURRENTLY IN DEFAULT AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST.
(j) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THIS FUND. SEE ALSO THE NOTES TO FINANCIAL STATEMENTS.
(k) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $4,402,301
      GROSS UNREALIZED DEPRECIATION.......  (3,956,963)
                                            ----------
                                            $  445,338
                                            ==========

  CMO-COLLATERALIZED MORTGAGE OBLIGATION
  FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
  FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION
  GNMA-GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  REMIC-REAL ESTATE MORTGAGE INVESTMENT CONDUIT

                  2002 ANNUAL REPORT  33  AMERICAN INCOME FUND

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the "Fund"), including the schedule of investments in securities, as of October 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, except as noted below which were audited by other auditors. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2000, were audited by other auditors whose report dated December 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc. at October 31, 2002, the results of its operations and cash flows for the year then ended, and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

Minneapolis, Minnesota
December 6, 2002

                  2002 ANNUAL REPORT  34  AMERICAN INCOME FUND

FEDERAL INCOME TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
------------                              -------
November 20, 2001 ......................  $0.0550
December 18, 2001 ......................   0.0575
January 10, 2002 .......................   0.0575
February 20, 2002 ......................   0.0575
March 27, 2002 .........................   0.0575
April 24, 2002 .........................   0.0575
May 22, 2002 ...........................   0.0575
June 26, 2002 ..........................   0.0574
July 24, 2002 ..........................   0.0575
August 28, 2002 ........................   0.0575
September 25, 2002 .....................   0.0575
October 23, 2002 .......................   0.0575
                                          -------
      Total ............................  $0.6874
                                          =======

                  2002 ANNUAL REPORT  35  AMERICAN INCOME FUND

SHAREHOLDER UPDATE

                ANNUAL MEETING RESULTS
                An annual meeting of the Fund's shareholders was held on September 5, 2002. Each matter voted upon at that meeting, as well as the number of votes cast for, against, or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                1. The Fund's shareholders, voting as a single class, elected the following directors:

                                           SHARES    SHARES WITHHOLDING
                                          VOTED FOR  AUTHORITY TO VOTE
                                          ---------  ------------------
Leonard W. Kedrowski* ..................  8,821,475          111,958
John M. Murphy, Jr.* ...................  8,826,712          106,722
Richard K. Riederer* ...................  8,826,712          106,722
James M. Wade** ........................  8,826,712          106,722

*    CLASS II-TERM EXPIRES AT 2005 ANNUAL MEETING OF SHAREHOLDERS.
**   CLASS III-TERM EXPIRES AT 2003 ANNUAL MEETING OF SHAREHOLDERS.

                2. The Fund's shareholders, voting as a single class, ratified the selection by the Fund's board of directors of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ended October 31, 2002. The following votes were cast regarding this matter:

  SHARES       SHARES
 VOTED FOR  VOTED AGAINST  ABSTENTIONS
 ---------  -------------  -----------
 8,913,112       50,819        78,159

                DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                  2002 ANNUAL REPORT  36  AMERICAN INCOME FUND

               SHAREHOLDER UPDATE  continued

                ELIGIBILITY/PARTICIPATION
                If you hold shares of the Fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

                PLAN ADMINISTRATION
                If you participate in the plan, you will receive the equivalent in shares of the Fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the Fund's net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the Fund's shares before the plan agent has completed its puchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the Fund's shares. This would result in the acquistion of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the Fund.

                There is no direct charge for the reinvestment of dividends and capital gains, since EquiServe's fees are paid for by the Fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

                  2002 ANNUAL REPORT  37  AMERICAN INCOME FUND

               SHAREHOLDER UPDATE  continued

                TAX INFORMATION
                Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHRDRAWAL
                If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to EquiServe. Written instructions should include your name and address as they appear on the certificate or account.

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

                PLAN AMENDMENT/TERMINATION
                The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated,

                  2002 ANNUAL REPORT  38  AMERICAN INCOME FUND

               SHAREHOLDER UPDATE  continued

                participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to EquiServe at 800-426-5523.

                  2002 ANNUAL REPORT  39  AMERICAN INCOME FUND

NOTICE TO SHAREHOLDERS

DIRECTORS AND OFFICERS OF THE FUND
INDEPENDENT DIRECTORS

                                     POSITION(S)
                                      HELD WITH
 NAME, ADDRESS, AND AGE                  FUND          TERM OF OFFICE AND LENGTH OF TIME SERVED
 ----------------------------------------------------------------------------------------------
 Roger A. Gibson (56)            Director              Class I director-term expires at the
 1200 Algonquin Road                                   2004 annual meeting of shareholders.
 Elk Grove Village, Illinois                           Director of MRF since October 2000.
 60007
 ----------------------------------------------------------------------------------------------
 Andrew M. Hunter III,           Director              Term expiring earlier of death,
 537 Harrington Road,                                  resignation, removal, disqualification,
 Wayzata, Minnesota                                    or successor duly elected and qualified.
 55391 (55)***                                         Director of FAIF since January 1997.
 ----------------------------------------------------------------------------------------------
 Leonard W. Kedrowski (61)       Director              Class II director-term expires at the
 6288 Claude Way                                       2005 annual meeting of shareholders.
 Inver Grove Heights, MN 55076                         Director of MRF since October 2000.
 ----------------------------------------------------------------------------------------------
 Richard K. Riederer (58)        Director              Class III director-term expires at the
 741 Chestnut Road                                     2003 annual meeting of shareholders.
 Sewickley, Pennsylvania 15143                         Director of MRF since August 2001.
 ----------------------------------------------------------------------------------------------
 Joseph D. Strauss (62)          Director              Class III director-term expires at the
 8525 Edinbrook Crossing,                              2003 annual meeting of shareholders.
 Suite 5                                               Director of MRF since October 2000.
 Brooklyn Park, Minnesota 55443
 ----------------------------------------------------------------------------------------------
 Virginia L. Stringer (58)       Chair; Director       Chair term three years. Class III
 712 Linwood Avenue                                    director-term expires at the 2003 annual
 St. Paul, Minnesota 55105                             meeting of shareholders. Chair of MRF's
                                                       board since October 2000; Director of
                                                       MRF since October 2000.
 ----------------------------------------------------------------------------------------------
 James M. Wade (59)              Director              Class II director-term expires at the
 2802 Wind Bluff Circle                                2005 annual meeting of shareholders.
 Wilmington, North Carolina                            Director of MRF since August 2001.
 28409

                  2002 ANNUAL REPORT  40  AMERICAN INCOME FUND

NOTICE TO SHAREHOLDERS  continued

                                                                                                           OTHER
                                                                            NUMBER OF PORTFOLIOS IN    DIRECTORSHIPS
                                         PRINCIPAL OCCUPATION(S)                 FUND COMPLEX             HELD BY
 NAME, ADDRESS, AND AGE                    DURING PAST 5 YEARS               OVERSEEN BY DIRECTOR        DIRECTOR+
 --------------------------------------------------------------------------------------------------------------------
 Roger A. Gibson (56)            Vice President, Cargo-United Airlines,    First American Funds            None
 1200 Algonquin Road             since July 2001; Vice President, North    Complex: fourteen
 Elk Grove Village, Illinois     America-Mountain Region for United        registered investment
 60007                           Airlines from 1995 to 2001.               companies, including
                                                                           seventy portfolios.
 --------------------------------------------------------------------------------------------------------------------
 Andrew M. Hunter III,           Chairman, Hunter, Keith Industries, a     First American Funds            None
 537 Harrington Road,            diversified manufacturing and services    Complex: thirteen
 Wayzata, Minnesota              management company, since 1975.           registered investment
 55391 (55)***                                                             companies, including
                                                                           sixty nine portfolios.
 --------------------------------------------------------------------------------------------------------------------
 Leonard W. Kedrowski (61)       Owner, Executive and Management           First American Funds            None
 6288 Claude Way                 Consulting, Inc., a management            Complex: fourteen
 Inver Grove Heights, MN 55076   consulting firm, since 1992; Chief        registered investment
                                 Executive Officer, Creative Promotions    companies, including
                                 International, LLC, a promotional award   seventy portfolios.
                                 programs and products company, since
                                 1999; Board member, GC McGuiggan
                                 Corporation (DBA Smyth Companies), a
                                 label printer, since 1993; Advisory
                                 Board member, Designer Doors,
                                 manufacturer of designer doors, from
                                 1998 to 2002; acted as CEO of Graphics
                                 Unlimited from 1996 to 1998.
 --------------------------------------------------------------------------------------------------------------------
 Richard K. Riederer (58)        Retired; President and Chief Executive    First American Funds            None
 741 Chestnut Road               Officer, Weirton Steel from 1995 to       Complex: fourteen
 Sewickley, Pennsylvania 15143   2001; Director, Weirton Steel from 1993   registered investment
                                 to 2001.                                  companies, including
                                                                           seventy portfolios.
 --------------------------------------------------------------------------------------------------------------------
 Joseph D. Strauss (62)          Chairman of FAF's and FAIF's boards from  First American Funds            None
 8525 Edinbrook Crossing,        1993 to September 1997 and of FASF's      Complex: fourteen
 Suite 5                         board from June 1996 to September 1997;   registered investment
 Brooklyn Park, Minnesota 55443  President of FAF and FAIF from June 1989  companies, including
                                 to November 1989; Owner and Executive     seventy portfolios.
                                 Officer, Excensus TM LLC, a consulting
                                 firm, since 2001; Owner and President,
                                 Strauss Management Company, a Minnesota
                                 holding company for various
                                 organizational management business
                                 ventures, since 1993; Owner, Chairman
                                 and Chief Executive Officer, Community
                                 Resource Partnerships, Inc., a strategic
                                 planning, operations management,
                                 government relations, transportation
                                 planning and public relations
                                 organization, since 1993; attorney at
                                 law.
 --------------------------------------------------------------------------------------------------------------------
 Virginia L. Stringer (58)       Owner and President, Strategic            First American Funds            None
 712 Linwood Avenue              Management Resources, Inc., a management  Complex: fourteen
 St. Paul, Minnesota 55105       consulting firm, since 1993; Executive    registered investment
                                 Consultant for State Farm Insurance       companies, including
                                 Company since 1997; formerly President    seventy portfolios.
                                 and Director, The Inventure Group, a
                                 management consulting and training
                                 company, President, Scott's, Inc., a
                                 transportation company, and Vice
                                 President of Human Resources, The
                                 Pillsbury Company.
 --------------------------------------------------------------------------------------------------------------------
 James M. Wade (59)              Owner and President, Jim Wade Homes, a    First American Funds            None
 2802 Wind Bluff Circle          homebuilding company, since 1999.         Complex: fourteen
 Wilmington, North Carolina                                                registered investment
 28409                                                                     companies, including
                                                                           seventy portfolios.

                  2002 ANNUAL REPORT  41  AMERICAN INCOME FUND

NOTICE TO SHAREHOLDERS  continued

INTERESTED DIRECTOR(S)

                                     POSITION(S)
                                      HELD WITH                   TERM OF OFFICE AND
     NAME, ADDRESS, AND AGE              FUND                   LENGTH OF TIME SERVED
 ----------------------------------------------------------------------------------------------
 John M. Murphy, Jr. (61)*       Director              Class II director-term expires at the
 800 Nicollet Mall, BC-MN-HO5H                         2005 annual meeting of shareholders.
 Minneapolis, Minnesota 55402                          Director of MRF since October 2000.
 ----------------------------------------------------------------------------------------------

OFFICERS

                                     POSITION(S)
                                      HELD WITH                   TERM OF OFFICE AND
     NAME, ADDRESS, AND AGE              FUND                   LENGTH OF TIME SERVED
 ----------------------------------------------------------------------------------------------
 Thomas S. Schreier, Jr. (40)**  President             Re-elected by the board annually;
 U.S. Bancorp Asset                                    President of MRF since February 2001.
 Management, Inc.
 800 Nicollet Mall
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------------------
 Mark S. Jordahl (42)**          Vice President-       Re-elected by the board annually; Vice
 U.S. Bancorp Asset              Investments           President-Investments of MRF since
 Management, Inc.                                      September 2001.
 800 Nicollet Mall
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------------------
 Jeffery M. Wilson (46)**        Vice President-       Re-elected by the board annually; Vice
 U.S. Bancorp Asset              Administration        President-Administration of MRF since
 Management, Inc.                                      October 2000.
 800 Nicollet Mall
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------------------
 Robert H. Nelson (39)**         Treasurer             Re-elected by the board annually;
 U.S. Bancorp Asset                                    Treasurer of MRF since October 2000.
 Management, Inc.
 800 Nicollet Mall
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------------------
 James D. Alt (51)               Secretary             Re-elected by the board annually;
 50 South Sixth Street,                                Secretary of MRF since June 2002;
 Suite 1500                                            Assistant Secretary of MRF from October
 Minneapolis, Minnesota 55402                          2000 to June 2002.
 ----------------------------------------------------------------------------------------------
 Michael J. Radmer (57)          Assistant Secretary   Re-elected by the board annually;
 50 South Sixth Street,                                Assistant Secretary of MRF since October
 Suite 1500                                            2000.
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------------------
 Kathleen L. Prudhomme (49)      Assistant Secretary   Re-elected by the board annually;
 50 South Sixth Street,                                Assistant Secretary of MRF since October
 Suite 1500                                            2000.
 Minneapolis, Minnesota 55402

                  2002 ANNUAL REPORT  42  AMERICAN INCOME FUND

NOTICE TO SHAREHOLDERS  continued

                                                                                                OTHER
                                                                NUMBER OF PORTFOLIOS IN     DIRECTORSHIPS
                                   PRINCIPAL OCCUPATION(S)           FUND COMPLEX              HELD BY
     NAME, ADDRESS, AND AGE          DURING PAST 5 YEARS         OVERSEEN BY DIRECTOR         DIRECTOR+
 ------------------------------------------------------------------------------------------------------------
 John M. Murphy, Jr. (61)*      Executive Vice President, U.S.  First American Funds             None
 800 Nicollet Mall, BC-MN-HO5H  Bancorp since January 1999;     Complex: fourteen
 Minneapolis, Minnesota 55402   Minnesota State Chairman-U.S.   registered investment
                                Bancorp since 2000; Chairman    companies, including
                                and Chief Investment Officer,   seventy portfolios.
                                First American Asset
                                Management and U.S. Bank
                                Trust, N.A., and Executive
                                Vice President, U.S. Bancorp
                                from 1991 to 1999.
 ------------------------------------------------------------------------------------------------------------


     NAME, ADDRESS, AND AGE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 ----------------------------------------------------------------------------------
 Thomas S. Schreier, Jr. (40)**  Chief Executive Officer of U.S. Bancorp Asset
 U.S. Bancorp Asset              Management, Inc., since May 2001; Chief Executive
 Management, Inc.                Officer of First American Asset Management from
 800 Nicollet Mall               December 2000 to May 2001 and of Firstar
 Minneapolis, Minnesota 55402    Investment & Research Management Company from
                                 February 2001 to May 2001; Senior Managing
                                 Director and Head of Equity Research of U.S.
                                 Bancorp Piper Jaffray from October 1998 to
                                 December 2000; Senior Airline Analyst and
                                 Director, Equity Research of Credit Suisse First
                                 Boston through 1998.
 ----------------------------------------------------------------------------------
 Mark S. Jordahl (42)**          Chief Investment Officer of U.S. Bancorp Asset
 U.S. Bancorp Asset              Management, Inc., since September 2001; President
 Management, Inc.                and Chief Investment Officer, ING Investment
 800 Nicollet Mall               Management-Americas (September 2000 to June 2001);
 Minneapolis, Minnesota 55402    Senior Vice President and Chief Investment
                                 Officer, ReliaStar Financial Corp. (January 1998
                                 to September 2000); Executive Vice President and
                                 Managing Director, Washington Square Advisers
                                 (January 1996 to December 1997).
 ----------------------------------------------------------------------------------
 Jeffery M. Wilson (46)**        Senior Managing Director of U.S. Bancorp Asset
 U.S. Bancorp Asset              Management, Inc., since May 2001; Senior Vice
 Management, Inc.                President of First American Asset Management
 800 Nicollet Mall               through May 2001.
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------
 Robert H. Nelson (39)**         Chief Operating Officer and Senior Vice President
 U.S. Bancorp Asset              of U.S. Bancorp Asset Management, Inc., since May
 Management, Inc.                2001; Senior Vice President of First American
 800 Nicollet Mall               Asset Management from 1998 to May 2001 and of
 Minneapolis, Minnesota 55402    Firstar Investment & Research Management Company
                                 from February 2001 to May 2001; Senior Vice
                                 President of Piper Capital Management Inc. through
                                 1998.
 ----------------------------------------------------------------------------------
 James D. Alt (51)               Partner, Dorsey & Whitney LLP, a Minneapolis-based
 50 South Sixth Street,          law firm.
 Suite 1500
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------
 Michael J. Radmer (57)          Partner, Dorsey & Whitney LLP, a Minneapolis-based
 50 South Sixth Street,          law firm.
 Suite 1500
 Minneapolis, Minnesota 55402
 ----------------------------------------------------------------------------------
 Kathleen L. Prudhomme (49)      Partner, Dorsey & Whitney LLP, a Minneapolis-based
 50 South Sixth Street,          law firm.
 Suite 1500
 Minneapolis, Minnesota 55402

                  2002 ANNUAL REPORT  43  AMERICAN INCOME FUND

NOTICE TO SHAREHOLDERS  continued

*Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management, Inc. (and its predecessor, First American Asset Management), and U.S. Bank Trust National Association and his ownership of securities issued by U.S. Bancorp.

**Messrs. Schreier, Jordahl, Wilson, and Nelson are each officers of U.S.
  Bancorp Asset Management, Inc., which serves as investment advisor for MRF.

***Andrew M. Hunter III tendered his resignation from the board of directors, effective December 2002.

+Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

FAF   First American Funds, Inc.
FAIF  First American Investment Funds, Inc.
FASF  First American Strategy Funds, Inc.

                  2002 ANNUAL REPORT  44  AMERICAN INCOME FUND

BOARD OF DIRECTORS



ROGER GIBSON
Director of American Income Fund Inc.
Vice President of North America-Mountain Region for United Airlines


ANDREW HUNTER III
Director of First American Investment Funds, Inc.
Chairman of Hunter, Keith Industries, Inc.


LEONARD KEDROWSKI
Director of American Income Fund Inc.
Owner and President of Executive and Management Consulting, Inc.


JOHN MURPHY JR.
Director of American Income Fund Inc.
Executive Vice President of U.S. Bancorp


RICHARD RIEDERER
Director of American Income Fund Inc.
Retired; former President and Chief Executive Officer of Weirton Steel


JOSEPH STRAUSS
Director of American Income Fund Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company


VIRGINIA STRINGER
Chairperson of American Income Fund Inc.
Owner and President of Strategic Management Resources, Inc.


JAMES WADE
Director of American Income Fund Inc.
Owner and President of Jim Wade Homes

[FIRST AMERICAN FUNDS(TM) LOGO]



AMERICAN INCOME FUND
2002 ANNUAL REPORT


U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.




[GRAPHIC] This document is printed on paper containing 10% postconsumer waste.


12/2002     2276-02     MRF-AR